Exhibit 99.1

Cause No. D-1-GN-06-002366

THE TEXAS DEPARTMENT	§	IN THE DISTRICT COURT OF

OF INSURANCE	§

Plaintiff	§

§

v.	§	TRAVIS COUNTY, TEXAS

§

VESTA FIRE INSURANCE	§

CORPORATION et. al.	§

Defendants	§	126th JUDICIAL DISTRICT

ORDER APPOINTING LIQUIDATOR

AND PERMANENT INJUNCTION

On this day, the Court heard the Application for Order of Liquidation filed by the Commissioner of Insurance for the State of Texas (the “Commissioner”), in his capacity as Rehabilitator of the Defendants. The Application requests an order placing Defendants into liquidation pursuant to TEX. INS. CODE §21A.151 et seq, and appointing the Commissioner as Liquidator of Defendants (the “Liquidator”). The Application also requests a Permanent Injunction pursuant to TEX. INS. CODE §21A.008(a), enjoining Defendants and their agents from conducting Defendants’ business, and enjoining other parties from taking any actions against Defendants or their property. The Rehabilitator appeared by and through his counsel of record, and requested that Vesta Fire Insurance Corporation, Shelby Casualty Insurance Company, The Shelby Insurance Company, Texas Select Lloyds Insurance Company and Select Insurance Services, Inc. be placed into liquidation, and that Vesta Insurance Corporation remain in rehabilitation.

I. FINDINGS

Having considered the Rehabilitator’s Application, the evidence and arguments of counsel, the Court finds as follows:

1.1	The Court has jurisdiction over the parties and the subject matter of this action.

1.2	Grounds exist to place Vesta Fire Insurance Corporation, Shelby Casualty Insurance Company, The Shelby Insurance Company, Texas Select Lloyds Insurance Company and Select Insurance Services, Inc. (collectively, the “Liquidated Defendants”) into liquidation under TEX. INS. CODE §21A.057. These grounds include, but are not limited to, the finding that the Liquidated defendants are insolvent as defined in TEX. INS. CODE §21A.004(a)(13).

1.3	Pursuant to TEX. INS. CODE §21A.151(a), the Commissioner shall be appointed as Liquidator of the Liquidated Defendants.

1.4	Grounds exist to continue the rehabilitation of Vesta Insurance Corporation and the Commissioner’s appointment as Rehabilitator of Vesta Insurance Corporation.

1.5

The Commissioner, as Rehabilitator or Liquidator, as applicable, is vested by operation of law with title to all of such Defendants’ property as defined in TEX. INS. CODE § 21A.004(a)(20). Such property shall include property of any kind or nature, whether real, personal, or mixed, including but not limited to money, funds, cash, stock, bonds, account deposits, statutory deposits, special deposits, contents of safe deposit boxes, funds held in share accounts or trust accounts, retainages and retainers, letters of credit, real estate, fixtures, furniture, equipment, books, records, documents and insurance policies, intellectual property, computer software and systems, information technology, internet domain names, patents and intangible assets, whether owned individually, jointly, or severally, wherever located, and all rights, claims or causes of action belonging to Defendants, whether asserted or not, including but not limited to accounts receivable, notes, premiums, subrogation, insurance and reinsurance proceeds, and all licenses held by such Defendants (collectively, “Defendants’ Property”). The title to Defendants’

Property shall extend to all items owned by Defendants, regardless of the name in which such items are held.

1.6	Defendants and their agents shall be required to cooperate with the Rehabilitator or Liquidator, as applicable, pursuant to TEX. INS. CODE §21A.010.

1.7	It is necessary for this Court to issue a permanent injunction pursuant to TEX. INS. CODE §21A.008(a) to carry out the provisions of Tex. Ins. Code Ann. Chapter 21A, and prevent irreparable injury, loss and damage to the general public and Defendants’ creditors. A necessity exists to enforce the provisions of TEX. INS. CODE Chapter 21A by enjoining Defendants and their agents from conducting Defendants’ business, except as authorized by the Rehabilitator or Liquidator, as applicable, enjoining financial institutions or depositories from taking any actions in connection with Defendants’ property, except as directed by the Rehabilitator or Liquidator, as applicable; and enjoining all claimants or creditors from asserting claims or causes of action against Defendants, except as permitted by Tex. Ins. Code Ann. Chapter 21A.

1.8	Pursuant to TEX. INS. CODE §21A.008(c), a stay is in effect with respect to actions against Defendants or their property. In accordance with TEX. INS. CODE §21A.008(f), such stay of actions against Defendants is in effect for the duration of this proceeding, and the stay of actions against Defendants’ property is in effect for as long as the property belongs to the receivership estate.

1.9	Pursuant to TEX. INS. CODE §21A.008(d), a stay is in effect with respect to actions against insureds covered under policies of insurance issued by Defendants. Such stay is in effect for 90 days after the date of the Agreed Order Appointing Rehabilitator and Permanent Injunction, or such further time as ordered by this Court.

1.10	Defendants have been provided with proper notice of the Rehabilitator’s application as provided in TEX. INS. CODE §21A.007.

II. APPOINTMENT OF LIQUIDATOR

IT IS ORDERED that the Commissioner is appointed as Liquidator of the Liquidated Defendants, and granted the following duties and powers:

2.1	The Liquidator is granted and given all powers and authority under TEX. INS. CODE Chapter 21A, and any and all other powers and authority under applicable statutes and the common law of this State.

2.2	The Liquidator is authorized to conduct the Liquidated Defendants’ business, administer the Liquidated Defendants’ operations, and enter into any contracts necessary to perform the Liquidator’s duties, at his discretion, pursuant to TEX. INS. CODE §21A.154(a).

2.3	Pursuant to TEX. INS. CODE §21A.151, title to all of the Liquidated Defendants’ Property, including but not limited to all the assets and rights described in this Order Appointing Liquidator and Permanent Injunction, is vested in the Liquidator. The Liquidator is authorized to take control and possession of the Liquidated Defendants’ Property, wherever located, and remove all such property from Defendants’ premises.

2.4	The Liquidator is vested with all of the Liquidated Defendants’ rights as the customer of any bank, financial institution or other depository. The Liquidator is authorized to withdraw the Liquidated Defendants’ Property from any such entity or any state or federal agency, or continue the operation of any accounts of Defendants, at his discretion.

2.5

Pursuant to TEX. INS. CODE §21A.154, the Liquidator has all the powers of the Liquidated Defendants’ directors, officers, and managers, and the authority of such directors, officers, and managers is suspended, except as permitted by the Liquidator.

The Liquidator is authorized to supervise, suspend, terminate, or dismiss any or all of the directors, officers, managers, employees or agents of the Liquidated Defendants, or retain such persons at his discretion, and compensate them as he deems necessary from the Liquidated Defendants’ funds.

2.6	The Liquidator is authorized to retain any professional, administrative, and clerical services as he deems necessary pursuant to TEX. INS. CODE §21A.154. The Liquidator is further authorized to set the compensation of such persons, and pay for such services from the Liquidated Defendants’ funds pursuant to TEX. INS. CODE §21A.015(e).

2.7	The Liquidator is authorized to receive, collect, control, open and review all mail addressed to or intended for the Liquidated Defendants.

2.8	The Liquidator is authorized to file, prosecute, defend, or settle any action as he deems necessary, including any action to enforce the provisions of this order.

2.9	The Liquidator is authorized to exclude any person from any property owned, leased or occupied by the Liquidated Defendants, at his discretion.

2.10	The Liquidator is authorized to assume or reject any contracts to which the Liquidated Defendants are a party at his discretion pursuant to TEX. INS. CODE §21A.013.

2.11	The Liquidator is authorized to pay benefits under workers compensation policies as provided in TEX. INS. CODE §21A.302.

2.12	The Liquidator is authorized to take any action or effectuate any transaction that have been initiated by the Rehabilitator to transfer policies of insurance under TEX. INS. CODE §21A.102, and may transfer such policies pursuant to TEX. INS. CODE §21A.154(h).

2.13	Pursuant to TEX. INS. CODE §21A.008(m), the Commissioner is not required to file a bond.

2.14	In the event a successor is appointed to be the Commissioner, the successor shall become the Liquidator upon his appointment as Commissioner, and the former Commissioner shall be discharged as Liquidator as a matter of law.

2.16	The Liquidator has authorized James A. Guillot, Conservator for the Texas Department of Insurance, to act on his behalf. A Special Deputy appointed under TEX. INS. CODE §21A.102(a) shall also have all the rights and powers of the Liquidator, subject to any limitations imposed by the Liquidator.

III. PERMANENT INJUNCTION

It is FURTHER ORDERED that the Clerk of this Court shall issue a Permanent Injunction against the persons and entities named below, with the following force and effect:

TO:	Defendants and their agents, including but not limited to:

Defendants and their current and former officers, trustees, directors and underwriters (including but not limited to David W. Lacefield, C. David Emery, Stephen P. Russell, Russell K. Crouch, Danny E. Laffey, Michael W. Peters, C. Ray Smith, III, Fred H. Wright, Robert J. McLaughlin, Jr., John W. McCullough, George M. Orin, Ronald A. Deep, Martha Etta Joiner, Bobby L. Nolen, Norman W. Gayle, III, and Donald W. Thornton), owners (including but not limited to Vesta Insurance Group, Inc.), affiliates (including but not limited to J. Gordon Gaines, Inc.), managers, employees, agents, servants, representatives, attorneys, adjusters and other persons or entities acting on behalf of Defendants;

Financial institutions, including but not limited to:

any and all banks, savings and loan associations; trust companies; credit unions; welfare trusts; or any other financial or depository institutions in the possession of any of Defendants’ Property; and

All other parties, including but not limited to:

policyholders, creditors, claimants, reinsurers, intermediaries, attorneys and all other persons, associations, corporations, or any other legal entities asserting claims or causes of action against Defendants, or in possession of any of Defendants’ Property, and the United States Postmaster.

Each of you are hereby RESTRAINED and ENJOINED from taking any and all of the following actions:

3.1	Doing, operating, or conducting Defendants’ business under any charter, certificate of authority, license, permit, power or privilege belonging to or issued to Defendants, or exercising any direction, control, or influence over Defendants’ business, except through the authority of the Rehabilitator or Liquidator, as applicable, or his designees;

3.2	Transacting any business of Defendants in any manner except through the authority of the Rehabilitator or Liquidator, as applicable, or his designees;

3.3	Using, releasing, transferring, selling, assigning, canceling, hypothecating, withdrawing, allowing to be withdrawn, offsetting, asserting ownership of, or removing from this Court’s jurisdiction or from Defendants’ place of business, any of Defendants’ Property, or any other property purchased by Defendants, or any items into which such property has been transferred, deposited or placed, except through the authority of the Rehabilitator or Liquidator, as applicable, or his designees;

3.4	Wasting, disposing of, converting, dissipating, or concealing, in any manner, any of Defendants’ Property;

3.5	Doing anything, directly or indirectly, to prevent the Rehabilitator or Liquidator, or his designees, from gaining access to, acquiring, examining, or investigating any of Defendants’ Property or any other property, books, documents, records, or other materials concerning Defendants’ business, under whatever name they may be found;

3.6	Obstructing or interfering in any way with the conduct of this proceeding or any incidental investigation as prohibited by TEX. INS. CODE §21A.010(b);

3.7	Intervening in this proceeding for the purpose of obtaining a payment from the receivership estate of Defendants as prohibited by TEX. INS. CODE §21A.005(i);

3.8	Making any claim, charge or offset, or commencing or prosecuting any action, appeal, or arbitration, including administrative proceedings, or obtaining any preference, judgment, attachment, garnishment, or other lien, or making any levy against Defendants, their Property or any part thereof, or against the Rehabilitator or Liquidator, as applicable, except as permitted by TEX. INS. CODE ANN. Chapter 21A.

EACH OF YOU ARE FURTHER ORDERED to make available and disclose to the Rehabilitator or Liquidator, as applicable, or his designees, the nature, amount, and location of any and all of the items listed above, including but not limited to Defendants’ Property, and immediately surrender all such property to the Rehabilitator or Liquidator, as applicable, or his designees.

DEFENDANTS AND THEIR AGENTS ARE FURTHER ORDERED to cooperate with the Rehabilitator or Liquidator, as applicable, or his designees, as required by TEX. INS. CODE §21A.010(a).

IT IS FURTHER ORDERED that the United States Postmaster and any other delivery services shall deliver to the Rehabilitator or Liquidator, as applicable, any items addressed to or intended for Defendants.

IV. CONTINUATION OF COVERAGE

4.1	All reinsurance contracts by which the Liquidated Defendants have assumed the insurance obligations of another insurer are canceled upon entry of this order pursuant to TEX. INS. CODE §21A.252(a).

4.2	Pursuant to TEX. INS. CODE §21A.152(b), all policies, insurance contracts, surety bonds, or surety undertakings of the Liquidated Defendants in effect at the time of issuance of this order, other than life insurance, health insurance or annuities, continue in force only until the earlier of:

(a)	the date of the expiration of the policy;

(b)	the date the insured has replaced or terminated the policy;

(c)	August 24, 2006 at 12:01 a.m., the date and time of the Rehabilitator’s cancellation of policies issued by all of the defendants under the authority granted in the Agreed Order Appointing Rehabilitator and Permanent Injunction pursuant to TEX. INS. CODE §21A.102(b); or

(d)	the date that the Liquidator has transferred any policies pursuant to TEX. INS. CODE §21A.154(h). In this event, such policies will continue in force with respect to the coverage provided by the insurer to which the policies are transferred.

V. STAY OF PROCEEDINGS

5.1	An automatic stay remains in effect with respect to actions against Defendants or their property as provided by TEX. INS. CODE §21A.008(c). In accordance with TEX. INS. CODE §21A.008(f), such stay of actions against Defendants is in effect for the duration of this proceeding, and the stay of actions against their property is in effect for as long as the property belongs to the receivership estate.

5.2	An automatic stay remains in effect with respect to actions against a person insured by Defendants as provided by TEX. INS. CODE §21A.008(d). Such stay is in effect for 90 days after the entry of the Agreed Order Appointing Rehabilitator and Permanent Injunction, unless extended by this Court.

5.3	The stays in effect pursuant to TEX. INS. CODE §21A.008 shall be applicable to any actions described therein commenced either before or after the entry of this order.

VI. OTHER ORDERS

6.1	Vesta Insurance Corporation shall remain subject to the Agreed Order Appointing Rehabilitator and Permanent Injunction, and such order will continue in full force and effect with respect to Vesta Insurance Corporation. The Commissioner will continue to act as Rehabilitator of Vesta Insurance Corporation.

6.2	This Order Appointing Liquidator and Permanent Injunction shall issue and become effective immediately, and shall continue in full force and effect until the entry of an order by this Court terminating this proceeding under TEX. INS. CODE §21A.352.

6.3	Pursuant to TEX. INS. CODE §21A.055(b), this Order Appointing Liquidator and Permanent Injunction constitutes a final judgment, provided that this Court shall retain jurisdiction to issue further orders pursuant to TEX. INS. CODE ANN. Chapter 21A.

6.4	The terms of this Order Appointing Liquidator and Permanent Injunction shall not be construed to infringe upon the authority of any state insurance regulator in connection with any of Defendants’ affiliates that are domiciled in other states.

6.5

Pursuant to TEX. INS. CODE § 21A.007(c), the Liquidator may provide notice of any application in the time periods prescribed in Rule 21(a) of the Texas Rules of Civil Procedure if he determines that an expedited hearing is necessary. In accordance with

TEX. INS. CODE § 21A.007(d), the Liquidator may provide notice of any application by first class mail, electronic mail, or facsimile transmission, at his discretion.

6.6	The State of Texas and the Attorney General of Texas shall have a claim for reasonable attorneys’ fees and court costs pursuant to TEX. CIV. PRAC. & REM. CODE ANN. §§ 64.051 and 66.003 and TEX. GOV’T CODE § 402.006, and the amount and payment of such claim are subject to the provisions of TEX. INS. CODE ANN. Chapter 21A.

6.7	Anyone over the age of 18 whom is not a party to nor interested in the outcome of this suit may serve all citations, writs and notices in this cause.

SIGNED at Austin, Travis County, Texas, on this the 1st day of August, 2006, at 1:40 o’clock p.m.

/s/
DISTRICT JUDGE PRESIDING